THIRD AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT

This **THIRD AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT** (this "**Amendment**") is entered into as of March 24, 2023 (the "**Effective Date**"), by and between **Todos Medical Ltd.**, a corporation organized under the laws of Israel, **Corona Diagnostics LLC**, a limited liability company organized under the laws of the State of Nevada, and **Provista Diagnostics Inc.**, a corporation organized under the laws of the State of Delaware, **Todos Medical USA, Inc.**, a corporation organized under the laws of the State of Nevada, and **Breakthrough Diagnostics, Inc.**, a corporation organized under the laws of the State of Nevada (collectively, the "**Existing Borrowers**"), **Todos Botanicals LLC**, a limited liability company organized under the laws of the State of Nevada (the "**New Borrower**" and together with the Existing Borrowers, the "**Borrower**"), and **Testing 123 LLC**, a limited liability company organized under the laws of the State of Delaware (the "**Lender**").

WHEREAS, the Existing Borrowers and the Lender are parties to a revolving line of credit agreement dated March 14, 2022, (the "**Agreement**"), and a Revolving Credit Note of even date therewith (the "**Note**"), the obligations under which are secured pursuant to a Pledge and Security Agreement of even date therewith (the "**Security Agreement**" and collectively with the Agreement and the Note, as each may have been amended from time to time thereafter, the "**Loan Documents**");

WHEREAS, each of the Existing Borrowers, and the New Borrower are under common ownership, and together comprise an affiliated group of entities engaged in busines activities in the health and wellness sector.

WHEREAS, the Existing Borrowers, the New Borrower, and the Lender, desire to amend the Loan Documents to provide for the advance of funds by the Lender to the New Borrower under to the Loan Documents, that would otherwise be ineligible for financing under the Agreement and to add the New Borrower to the group of entities that comprise the obligors under the Loan Documents;

WHEREAS, as a material condition to amending the Loan Documents to provide for the advance of funds to the New Borrower that would otherwise be ineligible for financing under the Agreement, Lender has required that the Existing Borrowers execute and deliver this Amendment along with the New Borrower, pursuant to which the Existing Borrowers will be obligated with respect to any advance made by the Lender to any of the entities comprising the Borrower, including but not limited to the New Borrower. The Exisgint Borrowers are willing to execute and deliver this Amendment for the express and intended purpose of inducing Lender to advance funds to the New Borrower under the Agreement, that would otherwise be ineligible for financing under the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The representations, covenants, and recitations set forth in the preamble and the foregoing recitals are hereby incorporated into and made a part of this Amendment, including all

defined terms referenced therein.

2. Except as specifically modified by this Amendment, the terms and conditions of the Loan Documents, shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the terms of the Loan Documents, the terms of this Amendment shall control. All capitalized terms used herein shall have the meaning ascribed to them in the Loan Documents, unless defined otherwise herein.

3. Addition Of Co-Borrower. The New Borrower is hereby added to the Loan Documents as a "Borrower" thereunder, and each reference to "Borrower" or "the Borrower" in the Loan Documents and any of the documents executed in connection therewith, including but not limited to any amendments to any of the Loan Documents, and any ancillary documents, shall mean and refer to each of the Existing Borrowers and the New Borrower, individually and collectively. New Borrower assumes, as a joint and several obligor thereunder, all of the Obligations, liabilities and indemnities of a Borrower under the Loan Documents; and covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Loan Documents and all of the representations and warranties contained in the Loan Documents with respect to a Borrower. Without limiting the generality of the foregoing, New Borrower grants Lender a security interest in the Collateral described in the Security Agreement to secure performance and payment of all Obligations under the Loan Documents, as such may be amended from time to time, and authorizes Lender to file financing statements with all appropriate jurisdictions to perfect or protect Lender's interest or rights hereunder and under the Loan Documents.

4. Execution of New Documents. Upon request, and at the sole discretion of the Lender, Borrower shall be required to executed restated versions of any of the Loan Documents. Failure to execute any document pursuant to this Section 4, shall be deemed an Event of Default under the Loan Documents.

5. Issuance of Shares. Borrower shall cause to be issued to Lender 43,000,000 shares of Todos Medical Ltd., and agrees to cause Todos Medical Ltd. to disclose such issuance as well as any previous issuances of shares to the Lender, in its SEC filings.

6. Option to Purchase. For consideration of $100 which shall be added to the first Loan advanced by the Lender to the Borrower subsequent to the Effective Date, the Lender shall be granted the irrevocable right to purchase a non-dilutable ten percent (10%) interest in the Todos Botanicals LLC for one hundred thousand dollars ($100,000), which shall expire upon the later of (i) the date that the obligations of the Borrower to the Lender under the Agreement are paid in full and (ii) the date that is five (5) years following the Effective Date.

7. Legal Fees. A legal fee of seven thousand five hundred Dollars ($7,500) shall be added to amount due on the Loan funded by the Lender in connection with the first Draw made by Borrower after the Effective Date, to cover Lender's legal fees in connection with this Amendment, any restated Loan Documents, and the filing of any financing statements with respect to the New Borrowers.

8. Effective Immediately. The terms of this Third Amendment shall be effective immediately upon execution of same.

9. Counterparts. This Third Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF the parties have signed this Amendment in one or more counterparts as of the date first hereinabove set forth.

EXISTING BORROWERS:

TODOS MEDICAL LTD.

By: ____________________________
Name: Gerald Commissiong
Title: President & CEO

CORONA DIAGNOSTICS LLC

By: ____________________________
Name: Gerald Commissiong
Title: CEO

PROVISTA DIAGNOSTICS INC.

By: ____________________________
Name: Gerald Commissiong
Title: CEO

TODOS MEDICAL USA, INC.

By: ____________________________
Name: Gerald Commissiong
Title: CEO

BREAKTHROUGH DIAGNOSTICS, INC.

By: ____________________________
Name: Gerald Commissiong
Title: CEO

NEW BORROWER:

TODOS BOTANICALS LLC

By: ____________________________
Name: Gerald Commissiong
Title: CEO

LENDER:

TESTING 123, LLC

By: ____________________________
Name: Raphy Kohanteb
Title: Manager

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